U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 26, 2016
ADVANCED EMISSIONS SOLUTIONS, INC.
(Name of registrant as specified in its charter)

Delaware	000-54992	27-5472457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9135 South Ridgeline Boulevard, Suite 200, Highlands Ranch CO,	80129
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (720)-598-3500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 26, 2016, Clean Coal Solutions, LLC (“CCS”), the joint venture 42.5% owned by ADA-ES, Inc. (“ADA”), a wholly owned subsidiary of Advanced Emissions Solutions, Inc. (the “Registrant” or “Company”), entered into a Second Amended and Restated Equipment Lease (the “Second A&R Lease”), which amends and restates the Amended and Restated Equipment Lease (the “Exchange Lease”) pursuant to which CCS (through its wholly owned subsidiary AEC-NM, LLC (the “Lessor”)) leases a facility for the production of refined coal (“Refined Coal”) to GS RC Investments LLC (“Lessee”), an affiliate of The Goldman Sachs Group, Inc. (“GS”). As previously described in the Company’s Current Reports on Form 8-K, Lessor entered into an original Equipment Lease on June 29, 2010 (the “Original Lease”) for a Refined Coal production facility (the “First RC Facility”) located at the New Madrid Power Plant in New Madrid, Missouri. The First RC Facility was thereafter exchanged for a new redesigned RC Facility (the “Exchange RC Facility”) on November 21, 2011 (the “Exchange”), at which time the parties terminated the Original Lease and entered into the Exchange Lease (which was further amended as of December 21, 2013), and certain other, related agreements.

In addition to the Company’s 42.5% ownership, CCS is owned 42.5% by NexGen Refined Coal, LLC (“NGRC”), and 15% by GSFS Investments I Corp., which is another affiliate of GS.
The 2nd A&R Lease
The 2nd A&R Lease continues the lease of the Exchange RC Facility, but initiates a new two-year lease term beginning February 29, 2016 and continuing through February 28, 2018 (the “Second A&R Lease Term”), with automatic renewals for successive one year terms after the expiration of the Second A&R Lease Term up to November 9, 2021, unless Section 45 Tax Credits are continued past that date, in which case the Lessee has the option to continue to renew the term (the “Renewal Term”).

Key terms of the Second A&R Lease are continued from the corresponding terms of the Exchange Lease, including but are not limited to, those relating to the structure and timing of the payment of rent for the RC Facility. The rent remains payable quarterly in advance at a fixed amount per a Schedule and is subject to adjustment only for increases or decreases in inflation based upon the Consumer Price Index (All Urban Consumers; U.S. City Average). The amount payable as rent has, however, been reduced from the corresponding rent payable under the Exchange Lease. The impact of this reduction in rent is reflected in the projected cash flow analysis included in Footnote 4 to CCS’s financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, filed with the Securities and Exchange Commission on February 29, 2016.

The Second A&R Lease contains termination provisions for both Lessor and Lessee that are substantially the same as those in the Exchange Lease, including Lessee’s right to terminate the Second A&R Lease effective at the end of the Initial Term or any subsequent Renewal Term on three months’ prior written notice to the Lessor.

The Lease has also been amended to remove language that is no longer applicable and to clarify certain other terms.

Amendments to Exchange Agreement
In connection with the foregoing, on February 26, 2016 (to be effective February 29, 2016), CCS, Lessor and Lessee entered into a Second Amendment to Exchange Agreement, thereby amending the Exchange Agreement (as amended by Amendment to Exchange Agreement dated March 8, 2013) (as amended, the “Original Exchange Agreement) that was originally entered into on November 21, 2011 to set forth the substantive terms and conditions governing the Exchange and the rights and obligations of the parties on a going forward basis. The Second Amendment makes various conforming and definitional changes to the original Exchange Agreement to bring it into conformance with the other agreements entered into on February 26, 2016, as described above.
Summaries of Terms and Conditions of Agreements
The descriptions of the terms and conditions as set forth above for the Amended and Restated Leases and the Exchange Agreements, as amended (collectively, the “Agreements”) are summaries only and do not describe all terms and conditions contained therein. Reference is made to the Agreements, copies of which are filed herewith, for the complete terms and conditions of each such Agreement.

Forward- Looking Statements Cautionary Advice

As described in the projected cash flow analysis referenced above, we expect significant revenue to us over the term of the Second A&R Lease.  If, for any reason, the Lessee elects to terminate the Lease, the rent payable thereunder is reduced as permitted under the Lease, or should events occur which allow the Lessee to call upon us to pay out significant amounts on the Guaranty we have provided to the Lessee, this would likely have an adverse impact on the revenue we expect from the Lease and consequently on our results of operation and financial condition.

The preceding paragraph includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these provisions. Such statements involve certain risks and uncertainties, including statements regarding the continuing availability of Section 45 Credits from the Refined Coal to be produced from the RC Facility; the operating income, revenue and cash flows we expect under the 2nd A&R Lease, including the rent payable under the Lease; and the ability of the RC Facility to continue to produce Refined Coal; including the assumptions underlying any of the foregoing. These statements are based on current expectations, estimates, projections, beliefs and assumptions of our management that we believe are reasonable and made in good faith. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to, the continuing use of coal to generate electricity, changes in laws and regulations that might impact the availability of Section 45 Credits or the ability of the RC Facility to operate in a manner that will generate Section 45 Credits; prices, economic conditions and market demand for electricity; seasonality; technical and operational difficulties; failure to satisfy conditions and obligations required by the Agreements and other agreements; and actions of our joint venture partners.

The foregoing discussion concerning Forward-Looking Statements Cautionary Advice is intended to supplement the “risk-factor” disclosures in our filings with the Securities and Exchange Commission, which discussions are incorporated in this Form 8-K by reference. You are cautioned not to place undue reliance on our forward-looking statements. Our forward-looking statements are presented as of the date made, and we disclaim any duty to update such statements unless required by law to do so.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	Second Amended and Restated Equipment Lease (New Madrid) dated February 26, 2016 between and AEC-NM, LLC (“Lessor”) and GS RC Investments LLC (“Lessee”)
10.2*	Second Amendment to Exchange Agreement (New Madrid) dated February 26, 2016 between Clean Coal Solutions, LLC, AEC-NM, LLC and GS RC Investments, LLC

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*	Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The non-public information has been separately filed with the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 3, 2016

Advanced Emissions Solutions, Inc.
Registrant

/s/ L. Heath Sampson
L. Heath Sampson
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1*	Second Amended and Restated Equipment Lease (New Madrid) dated February 26, 2016 between and AEC-NM, LLC (“Lessor”) and GS RC Investments LLC (“Lessee”)
10.2*	Second Amendment to Exchange Agreement (New Madrid) dated February 26, 2016 between Clean Coal Solutions, LLC, AEC-NM, LLC and GS RC Investments, LLC

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*	Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The non-public information has been separately filed with the Securities and Exchange Commission.

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